                                                                     EXHIBIT 4.6
                                                                  CONFORMED COPY

              FIRST AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT

                  FIRST AMENDMENT, dated as of November 29, 2003 (this "Amendment"), to the Guarantee and Collateral Agreement, dated as of March 31, 2003 (the "Guarantee and Collateral Agreement"), made by TBC Corporation (the "Borrower"), Big O Development, Inc., Big O Retail Enterprises, Inc., Big O Tire of Idaho, Inc., Big O Tires, Inc., Carroll's, Inc., Merban, Inc., Merchant's, Incorporated, Northern States Tire, Inc., O Advertising, Inc., TBC Brands, LLC, TBC Capital, LLC, TBC International Inc., TBC Retail Enterprises, Inc. and Tire Kingdom, Inc. (each, including the Borrower, a "Grantor") in favor of JPMorgan Chase Bank, as Collateral Agent for the Secured Parties (as defined in the Guarantee and Collateral Agreement).

                              W I T N E S S E T H:

                  WHEREAS, the Guarantee and Collateral Agreement was executed in connection with:

                  (i) the Credit Agreement, dated as March 31, 2003, among the Borrower, the lenders from time to time party thereto (each a "Lender"), First Tennessee Bank National Association, as administrative agent for the Lenders (in such capacity, the "Administrative Agent") and JPMorgan Chase Bank, as co-administrative agent for the Lenders (in such capacity the "Co-Administrative Agent") (the "March 2003 Credit Agreement"), and

                  (ii) (A) the Second Amended and Restated Note Agreement (the "Series AB&C Note Agreement"), dated as of April 1, 2003, between the Borrower and The Prudential Insurance Company of America, and (B) the Note Purchase Agreement (the "Series D Note Agreement", dated as of April 1, 2003, by and among the Borrower, The Prudential Insurance Company of America and certain of its affiliates and managed accounts (collectively, "Prudential");

                  WHEREAS, concurrently with the execution of this Amendment, the March 2003 Credit Agreement shall be amended and restated in its entirety (the March 2003 Credit Agreement as so amended and restated, the "Credit Agreement") to, among other things, make available to the Borrower the Tranche C Term Commitments (as defined in the Credit Agreement), to amend certain of the covenants therein and to make other modifications as specified therein;

                  WHEREAS, concurrently with the execution of this Amendment, the Series D Note Agreement shall be amended pursuant to Amendment No. 1 to Note Purchase Agreement, dated as of even date herewith (the "Series D Note Agreement Amendment" and, as so amended, the Series D Note Agreement shall be referred to as the "Amended Series D Note Agreement") and the Series AB&C Note Agreement shall be amended pursuant to Amendment No. 1 to Second Amended and Restated Note Agreement, dated as of even date herewith (the "Series AB&C Note Agreement Amendment" and together with the Series D Note Agreement Amendment, the "Note Agreement Amendments" and, as so amended, the Series AB&C Note Agreement shall be referred to herein as the "Amended Series AB&C Note Agreement") to, among other things, amend certain of the covenants therein and to make other modifications as specified therein;

                  WHEREAS, the execution of this Amendment by the parties hereto and its delivery to the Co-Administrative Agent is a condition precedent to the effectiveness of the amendment and restatement of the March 2003 Credit Agreement and the obligation of the Lenders to make their respective extensions of credit to the Borrower under the Credit Agreement and to the effectiveness of the Note Agreement Amendments;

                  NOW, THEREFORE, in consideration of the premises and to induce the Co-Administrative Agent and the Lenders to enter into the amendment and restatement of the March 2003 Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower under the Credit Agreement and to induce Prudential to enter into the Note Agreement Amendments, the parties hereto hereby agree as follows:

                  1. Defined Terms. (a) Capitalized terms used but not defined herein shall have the meanings assigned to them in the Guarantee and Collateral Agreement.

                  (b) As used in this Amendment, the terms listed in this
Section 1(b) shall have the respective meanings set forth in this Section 1(b):

                  "First Amendment Effective Date": as defined in Section 5.

                  2. Amendments to Section 1.1 (Definitions). (a) The following definitions are hereby inserted in Section 1.1 of the Guarantee and Collateral Agreement in proper alphabetical order:

                  "Affiliate": as defined in the Credit Agreement.

                  "Hedging Agreement": as defined in the Credit Agreement.

                  "Specified Hedging Agreement": any Hedging Agreement entered into by the Borrower and any Lender or Affiliate thereof in respect of interest rates.

                  (b) The definition of "Borrower Obligations" appearing in
Section 1.1 of the Guarantee and Collateral Agreement is hereby amended by (i) deleting such definition in its entirety and (ii) inserting in lieu thereof the following definition:

                  "Borrower Obligations": the collective reference to the unpaid principal of and interest on the Prudential Notes, the Loans and Reimbursement Obligations and all other obligations and liabilities of the Borrower (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement, the Note Agreements and the Prudential Notes after the maturity of the Loans, the Reimbursement Obligations and the Prudential Notes and interest accruing at the then applicable rate provided in the Credit Agreement, the Note Agreements and the Prudential Notes, as applicable, after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to the Collateral Agent or any Secured Party (or, in the case of any Specified Hedging Agreement, any Affiliate of any applicable Secured Party), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, the Note Agreements, the Prudential Notes, this Agreement, any Mortgage, any Letter of Credit and any guarantee of the Borrower's obligations in respect of any of the foregoing as from time to time in effect, any Specified Hedging Agreement or any other document made, delivered or given in connection with any of the foregoing, in each case whether on account of principal, interest, reimbursement obligations, Make-Whole Amounts, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Collateral Agent or to the Secured Parties that are required to be paid by the Borrower pursuant to the terms of any of the foregoing agreements) (collectively, but not including any Specified Hedging Agreement, the "Loan Documents").

                  (c) The definition of "Intercreditor Agreement" appearing in Section 1.1 of the Guarantee and Collateral Agreement is hereby amended by
(i) deleting such definition in its entirety and (ii) inserting in lieu thereof the following definition:

                  "Intercreditor Agreement": the Intercreditor Agreement among Prudential, the Prudential Affiliates, each Lender, the Administrative Agent and the Collateral Agent, dated as of March 31, 2003, as amended by the First Amendment to Intercreditor Agreement, dated as of November 29, 2003.

                  (d) The definition of "Secured Parties" appearing in the final parenthetical of the preamble of the Guarantee and Collateral Agreement is hereby amended by inserting immediately following "the Lenders," appearing therein "each Lender Affiliate party to a Specified Hedge Agreement,".

                  3. Amendment to Section 8.15 (Releases). Section 8.15(a) of the Guarantee and Collateral Agreement is hereby amended by inserting immediately following the phrase "and the other Obligations" appearing therein "(other than Obligations in respect of Specified Hedging Agreements)".

                  4. Consent and Acknowledgement. Each Grantor hereby (i) consents to the amendment and restatement of the March 2003 Credit Agreement and the Note Agreement Amendments and the transactions contemplated thereby, (ii) acknowledges and agrees that the guarantees, grants of security interests and other obligations of such Grantor under the Guarantee and Collateral Agreement and the other Loan Documents are in all respects continuing, and shall remain (as amended hereby), in full force and effect after giving effect to the Credit Agreement, the Amended Series AB&C Note Agreement, the Amended Series D Note Agreement and this Amendment and (iii) agrees that each reference in the Guarantee and Collateral Agreement to (A) the "Credit Agreement" shall be deemed to be a reference to the March 2003 Credit Agreement as amended and restated pursuant to the Credit Agreement, (B) the "Existing Note Agreement" shall be deemed to be a reference to the Amended Series AB&C Note Agreement, and (C) the "Additional Note Agreement" shall be deemed to be a reference to the Amended Series D Note Agreement, in each case, as such agreements may be further amended, supplemented or otherwise modified from time to time.

                  5. Conditions to Effectiveness. This Amendment shall become effective on the date (the "First Amendment Effective Date") on which:

                      (i) the Co-Administrative Agent and each Required Noteholder shall have received counterparts of this Amendment duly executed and delivered by each of the Borrower, each other Grantor, the Co-Administrative Agent and each Required Noteholder; and

                      (ii) the Amendment and Restatement Effective Date (as defined in the Credit Agreement) shall have occurred; and

                      (iii) the Effective Date, as defined in the Series AB&C Note Agreement Amendment (the "Series AB&C Note Agreement Amendment Effective Date"), and the Effective Date, as defined in the Series D Note Agreement Amendment (the "Series D Note Agreement Amendment Effective Date"), shall each have occurred.

                  6. Representation and Warranties. Each Grantor hereby represents and warrants (a) to each Lender as of the First Amendment Effective Date, (b) to each Lender Party party to the Series AB&C Note Agreement Amendment as of the Series AB&C Note Agreement Amendment Effective Date, and (c) to each Lender Party party to the Series D Note Agreement Amendment as of the Series D Note Agreement Amendment Effective Date, in each case, (i) each of the representations and warranties contained in Sections 4.1(a) through 4.1(d), inclusive, of the Guarantee and Collateral Agreement are true and correct with respect to this Amendment (as if each reference to "this Agreement" were a reference to this Amendment), and (ii) that, after giving effect to this Amendment, each of the representations and warranties of such Grantor in or pursuant to the Guarantee and Collateral Agreement is true and correct in all material respects and the information set forth on the Schedules thereto is true and correct except as set forth on Annex I hereto, as if made on the First Amendment Effective Date, the Series AB&C Note Agreement Amendment Effective Date and the Series D Note Agreement Amendment Effective Date, as applicable.

                  7. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

                  8. Severability; Headings. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The section and subsection headings used in this Amendment are for convenience of reference only and are not to affect the construction hereof or to be taken into consideration in the interpretation hereof.

                  9. Continuing Effect of Other Documents. This Amendment shall not constitute an amendment or waiver of any other provision of the Guarantee and Collateral Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of any Grantor that would require a waiver or consent of the Lenders, the Co-Administrative Agent or the Required Noteholders. Except as expressly amended, modified and supplemented hereby, the provisions of the Guarantee and Collateral Agreement are and shall remain in full force and effect.

                  10. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to the Guarantee and Collateral Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date first above written.

                                         TBC Corporation

                                         By: /s/ Thomas W. Garvey
                                             --------------------
                                             Name: Thomas W. Garvey
                                             Title: Executive Vice President/CFO

                                         TBC International Inc.

                                         By: /s/ Thomas W. Garvey
                                             --------------------
                                             Name: Thomas W. Garvey
                                             Title: Executive Vice President/CFO

                                         Carroll's, Inc.

                                         By: /s/ Thomas W. Garvey
                                             --------------------
                                             Name: Thomas W. Garvey
                                             Title: Executive Vice President/CFO

                                         Big O Tires, Inc.

                                         By: /s/ Thomas W. Garvey
                                             --------------------
                                             Name: Thomas W. Garvey
                                             Title: Executive Vice President

                                         TBC Retail Enterprises, Inc.

                                         By: /s/ Thomas W. Garvey
                                             --------------------
                                             Name: Thomas W. Garvey
                                             Title: Executive Vice President/CFO

                                         Big O Tire of Idaho, Inc.

                                         By: /s/ Thomas W. Garvey
                                             --------------------
                                             Name: Thomas W. Garvey
                                             Title: Executive Vice President

                                         O Advertising, Inc.

                                         By: /s/ Thomas W. Garvey
                                             --------------------
                                             Name: Thomas W. Garvey
                                             Title: Executive Vice President

                                         Tire Kingdom, Inc.

                                         By: /s/ Thomas W. Garvey
                                             --------------------
                                             Name: Thomas W. Garvey
                                             Title: Executive Vice President/CFO

                                         Northern States Tire, Inc.

                                         By: /s/ Thomas W. Garvey
                                             --------------------
                                             Name: Thomas W. Garvey
                                             Title: Executive Vice President/CFO

                                         Big O Retail Enterprises, Inc.

                                         By: /s/ Thomas W. Garvey
                                             --------------------
                                             Name: Thomas W. Garvey
                                             Title: Executive Vice President/CFO

                                         Big O Development, Inc.

                                         By: /s/ Thomas W. Garvey
                                             --------------------
                                             Name: Thomas W. Garvey
                                             Title: Executive Vice President

                                         TBC Brands, LLC

                                         By: /s/ Tina J. Ford
                                             ----------------
                                             Name: Tina J. Ford
                                             Title: President and Treasurer

                                         TBC Capital, LLC

                                         By: /s/ Tina J. Ford
                                             ------------------
                                             Name: Tina J. Ford
                                             Title: President and Treasurer

                                         Merchant's, Incorporated

                                         By: /s/ Thomas W. Garvey
                                             --------------------
                                             Name: Thomas W. Garvey
                                             Title: Executive Vice President/CFO

                                         Merban, Inc.

                                         By: /s/ Thomas W. Garvey
                                             --------------------
                                             Name: Thomas W. Garvey
                                             Title: Executive Vice President/CFO

                                         JPMORGAN CHASE BANK,
                                         as Co-Administrative Agent

                                         By: /s/ Bruce Yoder
                                             ---------------
                                             Name: Bruce Yoder
                                             Title: Vice President

                               THE PRUDENTIAL INSURANCE COMPANY
                               OF AMERICA

                               By: /s/ Billy Greer
                                   ---------------
                                   Name: Billy Greer
                                   Title: Vice President

                               PRUCO LIFE INSURANCE COMPANY

                               By: /s/ Billy Greer
                                   ---------------
                                   Name: Billy Greer
                                   Title: Assistant Vice President

                               RGA REINSURANCE COMPANY
                               By: Prudential Private Placement Investors, L.P.,
                                   as Investment Advisor
                               By: Prudential Private Placement Investors, Inc.,
                                   General Partner

                               By:  /s/ Billy Greer
                                    ---------------
                                    Name: Billy Greer
                                    Title: Vice President

                               BAYSTATE INVESTMENTS, LLC
                               By: Prudential Private Placement Investors, L.P.,
                                   as Investment Advisor
                               By: Prudential Private Placement Investors, Inc.,
                                   General Partner

                               By: /s/ Billy Greer
                                   ---------------
                                   Name: Billy Greer
                                   Title: Vice President

                               UNITED OMAHA LIFE INSURANCE COMPANY
                               By: Prudential Private Placement Investors, L.P.,
                                   as Investment Advisor
                               By: Prudential Private Placement Investors, Inc.,
                                   General Partner

                               By: /s/ Billy Greer
                                   ---------------
                                   Name: Billy Greer
                                   Title: Vice President

                  Annex I

           Supplements to Guarantee and Collateral Agreement Schedules

                                   Schedule 1

                                      None.

                                   Schedule 2

Additional Pledged Stock:

     Issuer         Class of Stock      Cert. No.      No. of Shares
     ------         --------------      ---------      -------------
NTW Incorporated        Common            ---               970

Additional Uncertificated Securities:

Name of Issuer               Percentage of Membership Interests Pledged
--------------               ------------------------------------------
TBC of Nevada, LLC                 100% (owned by TBC Corporation)

                                   Schedule 3

See attached Amended Schedule 3, which replaces the existing Schedule 3.

                                   Schedule 4

- Merchant's, Incorporated has dropped its opposition filing on the "Ready to Roll Tire Pricing" trademark.

-   See additional items attached.

                                                              Amended Schedule 3

               LOCATION OF JURISDICTION AND CHIEF EXECUTIVE OFFICE

                                    Jurisdiction         Location of Chief
          Grantor                  of Organization       Executive Office
          -------                  ---------------       ----------------
TBC Corporation                       Delaware         4770 Hickory Hill Road
                                                       Memphis, TN  38141

TBC International Inc.                Delaware         4770 Hickory Hill Road
                                                       Memphis, TN  38141

Carroll's, Inc.                       Georgia          4281 Old Dixie Highway
                                                       Hapeville, GA  30254

Big O Tires, Inc.                     Nevada           12650 E. Briarwood Ave.
                                                       Centennial, CO  80112

TBC Retail Enterprises, Inc.          Delaware         4770 Hickory Hill Road
                                                       Memphis, TN  38141

Big O Tire of Idaho, Inc.             Idaho            12650 E. Briarwood Ave.
                                                       Centennial, CO  80112

O Advertising, Inc.                   Colorado         12650 E. Briarwood Ave.
                                                       Centennial, CO  80112

Tire Kingdom, Inc.                    Florida          823 Donald Ross Road
                                                       Juno Beach, FL 33408

Northern State Tire, Inc.             Delaware         4770 Hickory Hill Road
                                                       Memphis, TN  38141

Big O Retail Enterprises, Inc.        Colorado         4770 Hickory Hill Road
                                                       Memphis, TN  38141

Big O Development, Inc.               Colorado         12650 E. Briarwood Ave.
                                                       Centennial, CO  80112

TBC Brands, LLC                       Delaware         Suite 390-P
                                                       630 Isbell Road
                                                       Reno, NV  89509

TBC Capital, LLC                      Delaware         Suite 390-P
                                                       630 Isbell Road
                                                       Reno, NV  89509

Merchant's, Incorporated              Delaware         1700 E. Parham Road
                                                       Richmond, VA  23228

Merban, Inc.                          Virginia         1700 E. Parham Road
                                                       Richmond, VA  23228

TBC of Nevada LLC                     Nevada           4770 Hickory Hill Road
                                                       Memphis, TN  38141

NTW Incorporated                      Delaware         823 Donald Ross Road
                                                       Juno Beach, FL 33408

                                 TBC BRANDS, LLC

Trademark Report by Mark                                     Printed: 11/19/2003
11/19/2003
Status: ACTIVE

COUNTRY        REFERENCE#        FILED        APPL#      REGDT      REG#     STATUS
               Next Action Due

BROADWAY CLASSIC
CANADA         T33613CA0         3/11/2003    1170885
               9/11/2004  STATUS INQUIRY

MEXICO         T33613MX0         5/6/2003     599520     6/24/2003  795971   REGISTERED
               12/24/200? CU-USE DUE

CORDOVAN TOUR PLUS
UNITED STATES  T33933US0         11/12/2003   N/A                            PENDING
               12/12/200? DECLARATION RCVD?

GRAND SPIRIT TOURING
CANADA         T33909CA0         7/23/2003    N/A                            PENDING

               1/23/2005  STATUS INQUIRY

MEXICO         T33909MX0         7/28/2003    611950                         PENDING
               1/28/2005  STATUS INQUIRY

UNITED STATES  T33909US0         5/13/2003   76/513,447                      PENDING
               2/13/2004  OFFICE ACTION RECD ?

MIRADA

UNITED STATES  T34255US0         9/23/2003    76/546,451                     PENDING
               1/23/2004  FOREIGN FILING

MIRADA PYRO SPORT SLX

UNITED STATES  T34302US0         10/24/2003   76/554,893                     PENDING
               1/24/2004  FILING RECPT RECD ?

MIRADA SPORT GTX

UNITED STATES  T34301US0         10/24/2003   76/554,894                     PENDING
               1/24/2004  FILING RECPT RECD ?

MUDCAT

UNITED STATES  T34303US0         10/24/2003   76/554,892                     PENDING
               1/24/2004  FILING RECPT RECD ?

MULTI-MILE GRAND TOUR
CANADA         T33908CA0         6/23/2003    1185399                        PENDING
               12/23/200? STATUS INQUIRY

MEXICO         T33908MX0         7/25/2003    601782                         PENDING
               12/5/2003  SEND INSTRUCTIONS

UNITED STATES  T33908US0         5/13/2003    76/513,446                     PENDING
               2/13/2004  OFFICE ACTION RECD ?

Status: ACTIVE

COUNTRY        REFERENCE#        FILED        APPL#      REGDT      REG#     STATUS
               Next Action Due

NOMAD

UNITED STATES  T34304US0         10/24/2003   76/554,895                     PENDING
               1/24/2004  FILING RECPT RECD ?

POWER KING TOWMAX

UNITED STATES  T34185US0         9/26/2003    76/547,724                     PENDING
               1/26/2004  FOREIGN FILING

PR812
CANADA         T33181CA0         3/11/2003    1170886                        PENDING
               9/11/2004  STATUS INQUIRY

MEXICO         T33181MX0         5/8/2003     599913     6/9/2003   794785   REGISTERED
               12/9/2005         CU-USE DUE

TOUR PLUS
UNITED STATES  T33910US0         11/12/2003   N/A                            PENDING
               12/12/200  DECLARATION RCVD?

TRAIL GUIDE RT

CANADA         T33588CA0         3/12/2003    1170927                        PENDING
               9/12/2004  STATUS INQUIRY

MEXICO         T33588MX0         4/2/2003     595183     5/14/2003  790850   REGISTERED
               2/14/2006  CU-USE DUE

TRAILER KING
UNITED STATES  T33960US0         3/12/2003    76/497,369                     PENDING
               7/28/2004  OFFICE ACTION RECD ?

VANDERBILT TOURING
CANADA         T33597CA0         3/12/2003    1170928                        PENDING
               9/12/2004  STATUS INQUIRY

MEXICO         T33597MX0         4/2/2003     595182     5/20/2003  791495   REGISTERED
               2/20/2006  CU-USE DUE

WILD SPIRIT
UNITED STATES  T34088US0         6/24/2003    76/525,500                     PENDING
               10/24/200? FOREIGN FILING

WILD SPIRIT TOURING LS
MEXICO         T33595MX0         4/1/2003     592652                         PENDING
               1/15/2004  ASSIGNMENT RCRD

                                 END OF           TOTAL ITEMS SELECTED        25

                                  BIG O TIRES, INC.

Trademark Report by Mark                                     Printed: 11/19/2003
11/19/2003
Status: PENDING

COUNTRY        REFERENCE#        FILED        APPL#      REGDT      REG#     STATUS
AGGRESSOR
UNITED STATES  T34357US0         11/10/2003   N/A                            PENDING

BIGFOOT & DESIGN OF BIRD
CANADA         T34340CA0         7/3/2003     1,183,480                      PENDING

UNITED STATES  T34340US0         5/13/2003    76/513,811                     PENDING

BIGFOOT & DESIGN OF FACE
CANADA         T34342CA0         7/3/2003     1,183,484                      PENDING

UNITED STATES  T34342US0         5/13/2003    76/513,813                     PENDING

BIGFOOT & DESIGN OF FLAG
CANADA         T34344CA0         7/3/2003     1,183,482                      PENDING

UNITED STATES  T34344US0         5/13/2003    76/513,815                     PENDING

BIGFOOT & DESIGN OF FOOT
CANADA         T34339CA0         7/3/2003     1,183,478                      PENDING

UNITED STATES  T34339US0         5/13/2003    76/513,449                     PENDING

BIGFOOT & DESIGN OF JEEP
CANADA         T34341CA0         7/3/2003     1,183,481                      PENDING

UNITED STATES  T34341US0         5/13/2003    76/513,812                     PENDING

BIGFOOT & DESIGN OF ROCKET
CANADA         T34343CA0         7/3/2003     1,183,483                      PENDING

UNITED STATES  T34343US0         5/13/2003    76/513,814                     PENDING

BIGFOOT & DESIGN OF SCISSORS
CANADA         T33147CA0         7/3/2003     1,183,479                      PENDING

UNITED STATES  T33147US0         5/13/2003    76/513,448                     PENDING

BIGFOOT COUNTRY & DESIGN
CANADA         T33146CA0         7/3/2003     N/A                            PENDING

UNITED STATES  T33146US0         5/16/2003    76/514,803                     PENDING

DESTINY
UNITED STATES  T34358US0         11/10/2003   N/A                            PENDING

EURO TOUR
CANADA         T33620CA0         1/15/2003    1164833                        PENDING

FUGITIVE
UNITED STATES  T34346US0         11/10/2003   N/A                            PENDING

Trademark Report by Mark                                     Printed: 11/19/2003

COUNTRY        REFERENCE#        FILED        APPL#           REGDT      REG#   STATUS
LEGACY TOUR PLUS
UNITED STATES  T33932US0         11/12/2003   N/A                               PENDING

MAMMOTH
UNITED STATES  T34345US0         11/10/2003   N/A                               PENDING

MESA A/P
CANADA         T34031CA0         7/3/2003     1183486                           PENDING

UNITED STATES  T34031US0         5/13/2003    76/513,445                        PENDING

VENGEANCE RADIAL SPORT
UNITED STATES  T34359US0         11/10/2003   N/A                               PENDING

VENGEANCE SPORT SLX
UNITED STATES  T34360US0         11/10/2003   N/A                               PENDING

WWW.BIGOTIRES.COM & DESIGN
MEXICO         T32080MX2         4/14/2003    5970186/30/2003 798421            REGISTERED
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                                 END OF                TOTAL ITEMS SELECTED   27

                                NTW INCORPORATED
                       (AFTER CLOSING OF NTB ACQUISITION)

1. Copyright registrations:

REGISTRATION NO.           TITLE
----------------           -----
TX-365-114                 Tires

TX-1-979-387               NTW winter tire sale

2. Trademark registrations:

                                           REGISTRATION
                MARK                            NO.                              GOODS / SERVICES
                ----                       ------------                          ----------------
DESIGN OF NTB TIRE                           2,269,464            Retail store services in the field of automobile
                                                                  tires, brakes, batteries and related parts

NTB                                          2,194,224            Retail store services in the field of automobile
                                                                  tires, brakes, batteries and related parts

NTB NATIONAL TIRE & BATTERY                  2,220,852            Retail Store Services in the field of automobile
                                                                  tires, brakes, batteries, and related parts

NTB NATIONAL TIRE AND BATTERY                2,220,845            Retail store services in the field of automobile
                                                                  tires, brakes, batteries and related parts

OUR TIRES ARE INFLATED . . . NOT OUR         2,270,830            Retail store services in the field of automotive
PRICES                                                            products

WE KNOW TIRES                                2,687,303            Retail tire store services

WE LET THE AIR OUT OF TIRE PRICES            2,274,478            Retail store services in the field of automotive
                                                                  products

WE'RE EVERYTHING YOU WANT, NOTHING           2,268,885            Retail store services in the field of automotive
LIKE YOU'D EXPECT                                                 parts and accessories, tires and wheels

COMPUTIRE (Image)                            1,309,293            Providing detailed, computerized information in
                                                                  the field of tires - namely, comparisons
                                                                  regarding mileage, traction and other important
                                                                  features

TIRES BY NTW KNOW NTW...AND YOU'LL      Florida Reg. T02877       Distributorship services in field of automobile
KNOW TIRES                                                        tires and parts; retail/wholesale sales of tires
                                                                  and other automotive parts and services

NTW                                     Florida Reg. T02876       Distributorship services in field of automobile
                                                                  tires and parts; retail/wholesale sales of tires
                                                                  and other automotive parts and services

TIRES BY NTW                            Florida Reg. T02873       Technical assistance in establishing and/or
NATIONAL TIRE                                                     operation of business specializing in the
WHOLESALE                                                         distribution of vehicle tires and parts,
                                                                  distributorship services in the field of vehicle
                                                                  tires, parts and service, retail/wholesale sales
                                                                  of tires and other automotive parts and services

                                           REGISTRATION
                MARK                            NO.                              GOODS / SERVICES
                ----                       ------------                          ----------------
NTW                                        Florida Reg.           Distributorship services in the field of
                                              T04618              automobile tires & parts; retail/ wholesale
                                                                  sales of tires and other automotive parts &
                                                                  service

FLEETFORCE                                 Georgia Reg.           Retail sale of automotive tires, parts, and
                                              S13361              maintenance and repair services
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